EX-2.02
                                         January 3, 2000

                                    AGENDA

                        ROCKFORD INVESTORS PARTNERSHIP

 1.   Call meeting to order.

 2.   Stan and Howard cannot continue to run company forever.

 3. Proposal: to change from partnership to corporation. Also to sell out to UBuy2 Inc., A Delaware Corporation, for 20,250 shares of UBuy2 Inc. stock.

 4.   Questions and answers.

 5. If anyone wishes to sell their partnership interest, they should let us know so it can be offered to the highest bidder.

 6.   Motion for vote, to be seconded and then voted upon.

 7. The following partners hereby agree to and sign this Agreement, dated Jan. 3, 2000, in favor of this proposal:

      -------------------------          -------------------------
      John Frisella                      Jenny Kliebe

      -------------------------          -------------------------
      Stanley Miller                     Steve Noble

      -------------------------          -------------------------
      Delcie Miller                      George Maurici

      -------------------------          -------------------------
      Nolan Rogers                       Wayne Whitlow

      -------------------------
      Henry Watts

      -------------------------          -------------------------
      Irvin Miller                       Howard Miller

      -------------------------          -------------------------
      Dessie Whitlow                     Palma Miller

 8.   Motion to adjourn.

 File Number 6083-963-8

                                                              Received
                                                      Winnebago Cty. Recorder

                                                            Jan 01, 2000

                                                           Time: 10:00 a.m.

                              State of Illinois
                                  Office of
                            The Secretary of State

 Whereas, ARTICLES OF INCORPORATION OF ROCKFORD INVESTORS INCORPORATED, INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.


 Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

      In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 3rd day of January A.D. 2000 and of the Independence of the United States the two hundred and 24th.

                               Jesse White
                               Secretary of State

 Form BCA-2.10                 Articles of Incorporation
 (Rev. Jan. 1999)
 ----------------------------------------------------------------------------
 Jesse White                     This space for use by      Submit in
 Secretary of State               Secretary of State        Duplicate
 Department of Business
 Services
 Springfield, IL 62756                   FILED
 Telephone (217) 782-6961
 http://www.sos.state.il.us           Jan 3 2000

                                      Jesse White
                                  Secretary of State

                                                            This space for
                                                            use by
                                                            Secretary of
                                                            State

                                                            Date: 1-3-00
 Payment must be made by                                Franchise Tax: $25.00
 certified check, cashier's                             Filing Fee:    $75.00
 check, Illinois attorney's                                            ------
 check, Illinois CPA's                                                $100.00
 check or money order,
 payable to "Secretary of                               Approved:
 State."

 ----------------------------------------------------------------------------

 1.   CORPORATE NAME:     Rockford Investors Incorporated

      (The corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbreviation thereof.)

 ----------------------------------------------------------------------------

 2.   Initial Registered Agent:     Howard    P.                  Miller
                                ---------------------------------------------
                                First Name   Middle Initial       Last Name

      Initial Registered Office:    5301 E. State Street          215
                                ---------------------------------------------
                                Number    Street                   Suite #

                                    Rockford  IL                  61108
                                ---------------------------------------------
                                City      County                   Zip Code

 ----------------------------------------------------------------------------

 3.   Purpose or purposes for which the corporation is organized:
      (If not sufficient space to cover this point, add one or more sheets of this size.)

           Rental of office and retail space

 ----------------------------------------------------------------------------

 4.   Paragraph 1: Authorized Shares, Issued Shares and Consideration
      Received:

          Par Value        Number of       Number of      Consideration
 Class    Per Share         Shares           Shares           to be
                          Authorized     Proposed to be     Received
                                             Issued         Therefor
 ----------------------------------------------------------------------------
 Common   $  NPV             1,000             81            $1,000
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
 ----------------------------------------------------------------------------
                                                   TOTAL $

      Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
      (If not sufficient space to cover this point, add one or more sheets of this size.)

 ----------------------------------------------------------------------------

 5. OPTIONAL: (a) Number of directors constituting the initial board of directors of the corporation:

             (b)     Names and addresses of the persons who are to serve as
                directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                Name                        Residential    City, State,
                                            Address        Zip
                ------------------------    -----------    ------------



 6.   OPTIONAL: (a)  It is estimated that the value of all
                     property to be owned by the corporation
                     for the following year wherever
                     located will be:                         $ _____________
                (b)  It is estimated that the value of the
                     property to be located within the State
                     of Illinois during the following
                     year will be:                            $ _____________
                (c)  It is estimated that the gross amount
                     of business that will be transacted by
                     the corporation during the following
                     year will be:                            $ _____________
                (d)  It is estimated that the gross amount
                     of business that will be transacted
                     from places of business in the State
                     of Illinois during the following
                     year will be:                            $ _____________

 ----------------------------------------------------------------------------

 7.   OPTIONAL: OTHER PROVISIONS
                Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.


 8.   NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

      Dated     January 3, 2000
      --------------------------
      (Month & Day)       (Year)

         Signature and Name                        Address

 1.                                  1.   1912 Wichita Drive
      --------------------------          -----------------------------
      Signature                           Street

      Howard Miller                       Rockford       IL    61108
      --------------------------          -----------------------------
      (Type or Print Name)                City/Town  State     Zip Code


 2.                                  2.   5053 Painted Pony Lane
      --------------------------          -----------------------------
      Signature                           Street


      Stanley Miller                      Loves Park     IL    61111
      --------------------------          -----------------------------
      (Type or Print Name)                City/Town  State     Zip Code


 Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
 NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.

 ----------------------------------------------------------------------------

                                 FEE SCHEDULE
 * The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25.
 * The filing fee is $75.
 * The minimum total due (franchise tax + filing fee) is $100.
   (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
 * The Department of Business Services in Springfield will provide assistant in calculating the total fees if necessary.
   Illinois Secretary of State        Springfield, IL 62756
   Department of Business Services    Telephone (217) 782-9522 or 782-9523

                                                         STATE OF DELAWARE
                                                        SECRETARY OF STATE
                                                     DIVISION OF CORPORATIONS
                                                    FILED 09:01 AM 01/27/2000
                                                        001042061 - 3159831


                              STATE OF DELAWARE
                             AGREEMENT OF MERGER
                                   BETWEEN
                      (A Delaware Domestic Corporation)
                                     AND
                           (A Foreign Corporation)
                           (State of Incorporation)


      This Plan and Agreement of Merger made and entered into on the 24th day of January, 2000,  by and between  UBuy2 Inc., a  Delaware Corporation,  and

 Rockford Investors, Inc., an Illinois Corporation.

      WITNESSETH:

      WHEREAS, the Delaware Corporation is a Corporation organized and existing under the laws of the State of Delaware, its Certificate of

 Incorporation having been filed in the Office of the Secretary of State of the State of Delaware on January 18, 2000; and

      WHEREAS, the  Rockford Investors,  Inc.  Corporation is  a  corporation organized and existing under the laws of the State of Illinois; and

      WHEREAS, the aggregate number of shares which the Illinois  Corporation has authority to issue is 1,000; and

      WHEREAS, the Board of Directors of each of the constituent corporations deems it advisable that the Illinois Corporation be merged into the Delaware

 Corporation on the terms and conditions hereinafter set forth, in accordance with the applicable provisions of the statutes of the States of Delaware and

 Illinois respectively, which permit such merger;

      NOW, THEREFORE, in consideration of the premises and of the agreements,

 covenants and provisions hereinafter contained, the Delaware Corporation and the Illinois  Corporation, by  their respective  Boards of  Directors,  have agreed and do hereby agree, each with the other as follows:


                                  ARTICLE I

      The Rockford Investors, Inc. Corporation and the Delaware Corporation

 shall be merged into a single corporation, in accordance with applicable provisions of the laws of the State of Illinois and of the State of

 Delaware, by the Illinois Corporation merging into the Delaware Corporation,

 which shall be the surviving Corporation.


                                  ARTICLE II

      Upon the merger becoming effective as  provided in the applicable  laws of the State of  Illinois and of the  State of Delaware  (the time when  the merger shall so become effective being  sometimes herein referred to as  the

 "EFFECTIVE DATE OF THE MERGER"):   January 31, 2000.

      1.   The two Constituent  Corporations shall be  a single  corporation,

 which shall be the  Delaware Corporation as  the Surviving Corporation,  and

 the separate existence  of the  Rockford Investors,  Inc. Corporation  shall cease except to the extent provided by the laws of the State of Illinois  in the case of a corporation after its merger into another corporation.


                                 ARTICLE III

      The Certificate of Incorporation of the Delaware Corporation shall  not be amended in any respect by reason of this Agreement of Merger.


                                  ARTICLE IV

      The manner of converting the outstanding shares of each of the

 Constituent Corporations shall be as follows: 81 shares of Rockford

 Investors, Inc. stock equals 20,250 shares of UBuy2 Inc. stock.

      IN  WITNESS  WHEREOF,  the   Delaware  Corporation  and  the   Illinois

 Corporation,  pursuant  to  the  approval   and  authority  duly  given   by

 resolutions adopted by their respective Boards of Directors have caused this

 Plan and Agreement of Merger to be executed by an authorized officer of each party thereto.

                                                     (A Delaware Corporation)



                                              BY:       Howard Miller
                                                  ---------------------------
                                TITLE OF OFFICER:        President
                                                  ---------------------------

                                                    (An Illinois Corporation)



                                              BY:       Howard Miller
                                                  ---------------------------
                                                      Authorized Officer

                                                                          TIT

                                TITLE OF OFFICER:        President
                                                  ---------------------------

      I, Stanley Miller, Secretary of UBuy2 Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such

 Secretary of the said corporation, that the Agreement of Merger to which this certificate is attached, after having been first duly signed on behalf of said corporation by an authorized officer of UBuy2 Inc., a corporation of the State of Delaware, was duly submitted to the stockholders of said

 Rockford Investors, Inc., at a special meeting of said stockholders called and held separately from the meeting of stockholders of any other corporation, upon waiver of notice, signed by all the stockholders, for the purpose of considering and taking action upon said Agreement of Merger, that

 81 shares of stock of said corporation were on said date issued and outstanding and that the holder of 79 shares voted by ballot in favor of said Agreement of Merger and the holders of 2 shares voted by ballot against same, the said affirmative vote representing at least a majority of the total number of shares of the outstanding capital stock of said corporation,

 and that thereby the Agreement of Merger was at said meeting duly adopted as the act of the stockholders of said Rockford Investors, Inc., and the duly adopted agreement of said corporation.



      WITNESS my hand on behalf of said Rockford Investors, Inc. on this 24th day of January, 2000.


                                                  Stanley Miller
                                                  ---------------------------
                                                  Secretary

 File Number 6083-963-8

                                                              Received
                                                      Winnebago Cty. Recorder

                                                            March 15, 2000

                                                            Time: 3:00 p.m.

                              State of Illinois
                                  Office of
                            The Secretary of State

 Whereas, ARTICLES OF MERGER OF UBUY2 INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

 Now Therefore, I, Jesse White, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

      In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 8th day of March A.D. 2000 and of the Independence of the United States the two hundred and 24th.

                               Jesse White
                               Secretary of State





 Form BCA-11.25                 Articles of Merger
 (Rev. Jan. 1999)           Consolidation or Exchange        File # 6083-9638
 ----------------------------------------------------------------------------
 Jesse White                                                Submit in
 Secretary of State                                         Duplicate
 Department of Business
 Services                              FILED
 Springfield, IL 62756
 Telephone (217) 782-6961           Mar 08 2000
 http://www.sos.state.il.us
                                    Jesse White
                                 Secretary of State


    DO NOT SEND CASH!                                   This space for
 Remit payment in check or                                 use by
 money order, payable to                                Secretary of
 "Secretary of State."                                     State
 Filing Fee is $100, but if
 merger or consolidation                                Date: 3-8-00
 involves more than 2
 corporations, $50 for each                             Filing Fee: $200.00
 additional corporation.                                Approved:  TN
 ----------------------------------------------------------------------------

 1. Names of the corporations proposing to merge/consolidate/exchange shares, and the state or country of their incorporation:

 Name of Corporation                       State or Country     Corporation
                                           of Incorporation     File Number
 -------------------                       ----------------     -----------
 Rockford Investors Incorporated           Illinois             6083-9638
 State Street Investors of Rockford, Inc.  Illinois             5555-063-8
 East State Street Antiques Mall Inc.      Illinois             6075-987-1
 UBuy2 Inc.                                Delaware             0205458

 ----------------------------------------------------------------------------

 2. The laws of the state or country under which each corporation is incorporated permits such merger, consolidation or exchange.

 ----------------------------------------------------------------------------

 3.   (a)  Name of the surviving/new/acquiring corporation:  UBuy2 Inc.

      (b)  It shall be governed by the laws of:  Delaware

 ----------------------------------------------------------------------------
 If not sufficient space to cover this point, add one or more sheets of this size.

 4.   Plan of merger/consolidation/exchange is as follows:

      On the effective date, Rockford Investors Incorporated will be merged into UBuy2 Inc. The surviving corporation assumes all rights, privileges, assets and liabilities of the non-survivor.

           (a) The shares of the non-survivor are exchanged for shares of the survivor on a 250 for 1 basis.

      On the effective date, State Street Investors, Inc. will be merged into UBuy2 Inc. The surviving corporation assumes all rights, privileges, assets and liabilities of the non-survivor.

           (a) The shares of the non-survivor are exchanged for shares of the survivor on a 500 for 1 basis.

      On the effective date, East State Street Antiques Mall, Inc. will be merged into UBuy2 Inc. The surviving corporation assumes all rights, privileges, assets and liabilities of the non-survivor.

           (a) The shares of the non-survivor are exchanged for shares of the survivor on a 333.33 for 1 basis.

 ----------------------------------------------------------------------------

 5. Plan of merger/consolidation/exchange was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

      (The following items are not applicable to mergers under S 11.30 - 90% owned subsidiary provisions. See Article 7.)

      (Only "X" one box for each Illinois corporation)

              By the shareholders,
              a resolution of the
              board of directors    By written consent of
              having been duly      the shareholders having
              adopted and           not less than the
              submitted to a vote   minimum number of votes
              at a meeting of       required by statute and
              shareholders. Not     by the articles of
              less than the         incorporation.           By written
              minimum number of     Shareholders who have    consent of ALL
              votes required by     not consented in         the shareholders
              statute and by the    writing have been given  entitled to vote
 Name of      articles of           notice in accordance     on the action, in
 Corporation  incorporation voted   with S 7.10              accordance with S
              in favor of the       (S 11.220)               7.10 & S 11.20.
              action taken.                                  _________________
              (S 11.20)


 Rockford         [ X ]                [   ]                      [   ]
 Investors
 Incorporated

 State Street     [ X ]                [   ]                      [   ]
 Investors of
 Rockford,
 Inc.

 East State       [ X ]                [   ]                      [   ]
 Antiques
 Mall, Inc.

 ----------------------------------------------------------------------------

 6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

      It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:

      a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

      b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

      c. The surviving, new or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.


 Return to:

      Rockford Investors
      5301 E. State
      Suite 215
      Rockford, IL 61108-0000

 7. (Complete this item if reporting a merger under S 11.30--90% owned subsidiary provisions).

      a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                         Total Number of Shares    Number of Shares of
                               Outstanding             Each Class
  Name of Corporation         of Each Class         Owned Immediately
                                                        Prior to
                                                  Merger by the Parent
                                                       Corporation

 ______________________  ______________________  ______________________
 ______________________  ______________________  ______________________
 ______________________  ______________________  ______________________
 ______________________  ______________________  ______________________
 ______________________  ______________________  ______________________


      b.   (Not applicable to 100% owned subsidiaries)
           The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was December 23, 1999.

           Was written consent for the merger or written waiver of the30 day period by the holders of all the outstanding shares of all subsidiary corporations received? Yes

           (If the answer is "No," the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

 8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

 Dated  February 2, 2000                      Rockford Investors Incorporated
      -------------------------------         -------------------------------
        (Month & Day)       (Year)            (Exact Name of Corporation)

 attested by                             by
             ------------------------         -------------------------------
             (Signature of Secretary)                (Signature of President)

             Stanley Miller                   Howard Miller
             ------------------------         -------------------------------
       (Type or Print Name and Title)         (Type or Print Name and Title)

 Dated  February 2, 2000                      State Street Investors of
                                              Rockford, Inc.
      -------------------------------         -------------------------------
        (Month & Day)       (Year)            (Exact Name of Corporation)

 attested by                             by
             ------------------------         -------------------------------
             (Signature of Secretary)                (Signature of President)

             Stanley Miller                   Howard Miller
             ------------------------         -------------------------------
       (Type or Print Name and Title)         (Type or Print Name and Title)


 Dated  February 2, 2000                      East State Street Antiques
                                              Mall, Inc.
      -------------------------------         -------------------------------
        (Month & Day)       (Year)            (Exact Name of Corporation)

 attested by                             by
             ------------------------         -------------------------------
             (Signature of Secretary)                (Signature of President)

             Stanley Miller                   Howard Miller
             ------------------------         -------------------------------
       (Type or Print Name and Title)         (Type or Print Name and Title)

 BCA-14.20(Rev. Jul. 1984)                            File # 5408-147-2

                                                      -----------------------
                                  JIM EDGAR           This Space for Use by
                              Secretary of State      Secretary of State
  Submit One Original         State of Illinois
                                                      Date
 Remit payment in Check     REPORT OF ISSUANCE OF
        or Money                    SHARES            License Fee     $204.50
   Order, payable to                 AND              Franchise Tax   $272.67
     "Secretary of           INCREASES IN PAID-IN     Filing Fee      $  5.00
        State."                    CAPITAL            Penalties        ------
   DO NOT SEND CASH!                                                  $482.17

                                                      -----------------------

 Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby reports the issuance of its shares and/or the increases of its paid-in capital.

 1.   The name of the corporation is     Rockford Investors, Inc.
                                     ----------------------------------------

 2.   The State or Country of Incorporation is     Illinois
                                               ------------------------------

 3.   The aggregate number of shares it is authorized to issue is:

      Class              Par Value**        Number of Shares

      Common             No Par             10,000,000

 4. The aggregate number of shares which are issued and outstanding, as last reported to the Secretary of State on any document other than an annual report form, are: (Before the Issuances Herein Shown)

      Class              Par Value**        Number of Shares

      Common             No Par             100

 5. The amount of paid-in capital*, as last reported to the Secretary of State on any document other than an annual report form, is: (Before the Increases Herein Shown)

                                          Paid-in Capital*    $      1,000.00
                                                               --------------

 6. (a) List all issuances of shares not previously reported to the Secretary of State (including shares issued for cash or other property, share dividends, share splits, share exchanges pursuant to Section 1.10, and shares issued to effect an exchange or reclassification of issued shares) and give the value of the entire consideration received therefor or the amounts added or transferred to paid-in capital for or on account of such shares.

        Date of                             Number of        Entire
         Issue       Class       Par         Shares      Consideration
                               Value**       Issued         Received

          None                                          $
                                                        $
                                                        $
                                                        $
                                                        $
                                                         -----------
                                                  TOTAL $

 * "Paid-in Capital" replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts.
 **   A declaration as to a "par  value" is optional, unless the  corporation has previously made a declaration. When no reference to par value is desired, simply indicate "n/a".

      (b) Describe the manner of effecting any issuance of shares reported in part (a) if such issuance was a share dividend, a share split, a share exchange pursuant to Section 11.10, or an exchange or reclassification of issued shares. (Give exact dates and amounts involved.)

      (c) If the consideration received for any issuance of shares reported in part (a) consists of labor or services performed or property, other than cash, give the value of such consideration, as fixed by the board of directors, and give the location and general description of such property.

 7. List the amounts added or transferred to paid-in capital, without the issuance of shares.

           Date                            Amount Added or Transferred
           ----                            ---------------------------
      April 14, 1986                       $ 409,000.00
                                           $
                                           $
                                            -----------
                                    TOTAL  $ 409,000.00

 8. Giving effect to the changes herein reported, the aggregate number of shares which are issued and outstanding are: (After any Issuance Herein Shown)

      Class              Par Value**        Number of Shares

      Common             No Par             100


 9. Giving effect to the changes herein reported, the amount of paid-in capital is: (After All Increases Herein Shown)

                                          Paid-in Capital*    $    410,000.00
                                                               --------------

      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

 Dated     4-17 , 1986                     Rockford Investors, Inc.
      ---------------------------------    ----------------------------------
                                           (Exact Name of Corporation)

 attested by Irvin Miller                  by Howard Miller
             --------------------------       -------------------------------
             (Signature of Secretary or       (Signature of President or
             Assistant Secretary)             Vice President)

             Irvin Miller, Sec.               Howard Miller, President
             --------------------------       -------------------------------
             (Type or Print Name              (Type or Print Name
             and Title)                       and Title)